                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  Trans World Entertainment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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
                                     [LOGO]

                     TRANS WORLD ENTERTAINMENT CORPORATION
                              38 CORPORATE CIRCLE
                             ALBANY, NEW YORK 12203
                                 (518) 452-1242

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    A Special Meeting of Shareholders (the "Special Meeting") of Trans World Entertainment Corporation (the "Company"), will be held on Friday, November 14, 1997, at the Company's executive offices located at 38 Corporate Circle, Albany, New York, 12203, at 8:00 A.M., New York time, for the following purposes:

        1. To approve the directors' proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of Trans World Entertainment Corporation from 20,000,000 shares to 50,000,000 shares; and

        2. To transact any such other business as may come properly before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on September 30, 1997, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

    YOUR VOTE IS IMPORTANT. A proxy and return envelope are enclosed for your convenience. Please complete and return your proxy card as promptly as possible.

                                          By order of the Board of Directors,

                                          /s/ MATTHEW H. MATARASO

                                          Matthew H. Mataraso,
                                          SECRETARY

October 10, 1997

 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, A RETURN ENVELOPE, REQUIRING NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. PROMPT RETURN OF THE PROXY WILL ASSURE A QUORUM AND SAVE THE COMPANY UNNECESSARY EXPENSE.

                     TRANS WORLD ENTERTAINMENT CORPORATION
                              38 CORPORATE CIRCLE
                             ALBANY, NEW YORK 12203
                                 (518) 452-1242
                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished to the shareholders of Trans World Entertainment Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Shareholders of the Company to be held on November 14, 1997, and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the form of proxy/voting instruction card will commence on October 10, 1997.

                               VOTING SECURITIES

    The Company has only one class of voting securities, its Common Stock, par value $.01 per share (the "Common Stock"). On September 30, 1997, the record date, 9,857,300 shares of Common Stock were outstanding. Each shareholder of record at the close of business on the record date will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the meeting.

                         QUORUM AND TABULATION OF VOTES

    The By-Laws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Special Meeting of Shareholders of the Company. Votes at the Special Meeting will be tabulated by an inspector from ChaseMellon Shareholder Services appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Special Meeting for purposes of determining a quorum.

    Brokers holding shares for beneficial owners must vote those shares in accordance with the specific instructions they receive from the owners. If specific instructions are not received, however, brokers may vote these shares in their discretion, depending upon the type of proposal involved.

    Pursuant to the Company's By-Laws, corporate actions will be authorized by a majority of votes cast. If a properly signed proxy form is returned to the Company by a shareholder of record and is not marked, it will be voted "FOR" the proposal set forth herein as Item 1. The enclosed proxy may be revoked by a shareholder at any time before it is voted by the submission of a written revocation to the Company, by the return of a new proxy to the Company, or by attending and voting in person at the Special Meeting.

                             PRINCIPAL SHAREHOLDERS

    The only persons known to the Board of Directors to be the beneficial owners of more than five percent of the outstanding shares of the Common Stock as of September 30, 1997, the record date, are indicated below:

                                                                                    AMOUNT AND NATURE OF    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                                BENEFICIAL OWNERSHIP   OF CLASS
----------------------------------------------------------------------------------  --------------------  -----------
Robert J. Higgins.................................................................        5,179,850(1)          52.5%
  38 Corporate Circle
  Albany, New York 12203
Dimensional Fund Advisors Inc.....................................................          538,100(2)           5.5%
  1299 Ocean Avenue
  Santa Monica, California 90401

------------------------

(1) Information is as of September 30, 1997, as provided by the holder. Includes 16,850 shares owned by the wife of Robert J. Higgins.

(2) Information is as of December 31, 1996, as provided by the holder. Dimensional Fund Advisors Inc., a registered investment advisor, holds shares in the Company in a fiduciary capacity. Dimensional reported sole voting power with respect to 370,300 shares and sole dispositive power with respect to 538,100 shares.

    Mr. Higgins, who beneficially owns 5,179,850 shares of Common Stock as of the record date (approximately 52.5% of all outstanding shares), has advised the Company that he presently intends to vote all of his shares for the proposal under "Item 1-DIRECTORS' PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF TRANS WORLD ENTERTAINMENT CORPORATION FROM 20,000,000 SHARES TO 50,000,000 SHARES". If Mr. Higgins votes his shares for Item 1, no other votes will be required to approve or adopt such actions.

                                    ITEM 1.

         DIRECTORS' PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                      INCREASING THE NUMBER OF AUTHORIZED
        SHARES OF COMMON STOCK OF TRANS WORLD ENTERTAINMENT CORPORATION
                  FROM 20,000,000 SHARES TO 50,000,000 SHARES

    The Board of Directors proposes and recommends to the shareholders for their approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares. No increase in the number of shares of Preferred Stock of the Company, currently 5,000,000 shares, is proposed or anticipated. As more fully set forth below, the proposed Amendment is intended to improve the Company's flexibility in meeting its future needs for unreserved Common Stock.

    If the Amendment is approved by the shareholders', it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the State of New York, Department of State. The text of the first two sentences in the first paragraph of Article IV, of the Company's Certificate of Incorporation, will read as follows:

    "The total number of shares of stock which the corporation shall have authority to issue is 55,000,000. Of said shares, 5,000,000 shares shall be of a class designated as Preferred Stock with a par value of $.01 each and 50,000,000 shares shall be of a class designated as Common Stock with a par value of $.01 each."

    The Board of Directors believes that it is important to ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. If the proposed Amendment is adopted by the shareholders, the additional authorized Common Stock would be available for issuance from time to time in the future for such corporate purposes as financings, acquisitions, stock splits, stock dividends, additional compensation plans or other transactions which the Company's management and Board of Directors believe may enhance shareholder value, without seeking further shareholder approval, except as provided under New York law or under the rules of Nasdaq or any other national securities exchange on which shares of Common Stock of the Company are then listed. Obtaining shareholder approval is a time consuming and expensive process, and could delay or prevent the Company from accomplishing such corporate purpose. The availability of additional shares, without the delay and expense of obtaining the approval of shareholders at a subsequent meeting, will afford the Company greater flexibility in acting upon proposed transactions in which shares of Common Stock may be issued.

    The additional shares of Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding shares of Common Stock.

    The Board of Directors believes that the benefits of providing the Company with the flexibility to issue shares without delay for any purpose outweighs the possible disadvantages, and that it is prudent and in the best interest of the shareholders to provide the greater flexibility that will result from the approval of the proposed Amendment to increase the authorized shares of Common Stock.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND ARTICLE IV OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF TRANS WORLD ENTERTAINMENT CORPORATION TO 50,000,000 SHARES.

                                 OTHER MATTERS

    OTHER ITEMS. Management knows of no other items or matters that are expected to be presented for consideration at the meeting. If other matters properly come before the meeting, however, the members of the Board of Directors intend to vote thereon in their discretion.

    PROXY SOLICITATION. The Company will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers, and regular employees of the Company (none of whom will be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals, and the Company will reimburse them for their ordinary and necessary expenses.

                                          By Order of the Board of Directors,

                                          /s/ MATTHEW H. MATARASO

                                          Matthew H. Mataraso,

                                          SECRETARY

October 10, 1997

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     TRANS WORLD ENTERTAINMENT CORPORATION

     The undersigned hereby appoints Robert J. Higgins and Matthew H. Mataraso proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Trans World Entertainment Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present of the Special Meeting of Stockholders of the Company to be held November 14, 1997 or any adjournment thereof.

     (Continued, and to be marked, dated and signed, on the other side)

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                            FOLD AND DETACH HERE

                                                          Please mark
                                                          your votes as   /X/
                                                          indicated in
                                                          this example

The Board of Directors recommends a vote FOR items 1 and 2.


                                                                FOR   AGAINST   ABSTAIN
Item 1--Amend the Certificate of Incorporation to increase                                  Item 2--Other matters in their
        the number of authorized shares of Common Stock to      / /     / /       / /               discretion that may come
        50,000,000 shares.                                                                          properly before the meeting.

Signature                         Signature                       Date
         ------------------------           ---------------------      --------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                            FOLD AND DETACH HERE